UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CHEMBIO DIAGNOSTICS, INC.
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CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held October 31, 2013
The Annual Meeting of Shareholders of Chembio Diagnostics, Inc. will be held on October 31, 2013 at 10:30 am (local time) at Chembio, 3661 Horseblock Road, Medford, New York 11763, for the following purposes:
1.	To elect five directors to the Company's Board of Directors;
2.	To consider and vote upon a proposal recommended by the Board of Directors to ratify the selection of BDO USA L.L.C. to serve as our independent public accountants for the fiscal year ending December 31, 2013;
3.	To consider and vote on a proposal to approve, on an advisory basis, the compensation paid to our named executive officers (as that term is defined in this Proxy Statement for the 2013 Annual Meeting of Shareholders);
4.	To consider and vote, on an advisory basis, on the frequency of future non-binding advisory votes on the compensation paid to our named executive officers;
5.	To, in their discretion, vote upon an adjournment or postponement of the meeting; and
6.                   To transact any other business that properly may come before the Annual Meeting.
Only the shareholders of record as shown on our transfer books at the close of business on September 11, 2013 are entitled to notice of, and to vote at, the Annual Meeting.  Our Annual Report for the fiscal year ended December 31, 2012 on Form 10-K is being provided to shareholders with this Proxy Statement.  The Annual Report is not part of the proxy soliciting material.
All shareholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy via the Internet or in the accompanying envelope (which requires no postage if mailed in the United States), as applicable.  The person executing the proxy may revoke it by filing with our Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.
Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on October 31, 2013:
The Proxy Statement, form of Proxy, and Annual Report to Shareholders for the fiscal year ended December 31, 2012 are available free of charge at http://www.chembio.com/investors/proxy/.  The Notice of Internet Availability of Proxy Materials was mailed to beneficial owners beginning on or about September 27, 2013.  Paper copies of the Proxy Materials were mailed to shareholders of record beginning on or about September 27, 2013.
All shareholders are extended a cordial invitation to attend the Annual Meeting.  If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact Ms. Bobbie Coco at (631) 924-1135 or bcoco@chembio.com.
                                                  By the Board of Directors
                                                  /s/ Lawrence A. Siebert
Medford, New York                                                                                               Lawrence A. Siebert
September 16, 2013                                                                                                Chairman and Chief Executive Officer

PROXY STATEMENT

CHEMBIO DIAGNOSTICS, INC.
3661 Horseblock Road
Medford, NY 11763
(631) 924-1135

ANNUAL MEETING OF SHAREHOLDERS
To be held October 31, 2013

SOLICITATION AND REVOCATION OF PROXIES
This Proxy Statement is provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Chembio Diagnostics, Inc., a Nevada corporation (referred to as the "Company" or "Chembio" or "we" or "us"), to be voted at the Annual Meeting of Shareholders to be held at 10:30 am (local time) on October 31, 2013 at Chembio, 3661 Horseblock Road, Medford, New York 11763, or at any adjournment or postponement of the Annual Meeting.  We anticipate that this Proxy Statement and the accompanying form of proxy will be first made available to shareholders on or about September 27, 2013.

In accordance with rules and regulations adopted by the SEC, we are furnishing proxy materials to our shareholders of record by (i) mailing a printed copy of the proxy materials, and (ii) providing Internet access to the proxy materials at http://www.chembio.com/investors/proxy/.  Both shareholders of record who receive a printed copy of proxy materials and shareholders of record who receive a Notice of Internet Availability of Proxy Materials will be permitted to access our proxy materials on the Internet.  In addition, shareholders of record who receive a Notice of Internet Availability of Proxy Materials can receive a printed copy of the proxy materials by requesting this information from the Company.  The Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review all of the important information contained in the proxy materials.  The Notice of Internet Availability of Proxy Materials also instructs you as to how you may submit your proxy on the Internet.

A shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of revocation to our Secretary prior to the start of the Annual Meeting, by substituting a new proxy executed at a later date prior to the start of the Annual Meeting, or by requesting, in person at the Annual Meeting, that the proxy be returned.

The solicitation of proxies is to be made on the Internet and through mailings.  However, following the initial solicitation, further solicitations may be made by telephone or oral communication with shareholders.  Our officers, directors and employees may solicit proxies, but these persons will not receive compensation for that solicitation other than their regular compensation as employees.  Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries to provide access to the solicitation materials to beneficial owners of the shares held of record by those persons.  We may reimburse those persons for reasonable out-of-pocket expenses incurred by them in so doing.  We will pay all expenses involved in preparing, assembling and mailing this Proxy Statement and the enclosed material.

VOTING SECURITIES
The close of business on September 11, 2013 has been fixed as the record date for the determination of holders of record of the Company's common stock, $0.01 par value per share, entitled to notice of and to vote at the Annual Meeting.  Each stockholder of record as of the close of business on the record date is entitled to one vote on each matter to be voted on at the Annual Meeting for each share of common stock held by such stockholder on the record date.  On the record date, 9,324,783 shares of common stock were outstanding and eligible to be voted at the Annual Meeting.  A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at any meeting of the shareholders.  If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, we intend to postpone or adjourn the Annual Meeting in order to solicit additional votes.  The form of proxy we are soliciting requests authority for the proxies, in their discretion, to vote the shareholders' shares with respect to a postponement or adjournment of the Annual Meeting.  At any postponed or adjourned meeting, we will vote any proxies received in the same manner described in this Proxy Statement with respect to the original meeting.

VOTING PROCEDURES
Votes at the Annual Meeting are counted by an inspector of election appointed by the Chairman of the meeting.  You can ensure that your shares are voted at the meeting by submitting your proxy card on the Internet, or by completing, signing, dating and returning the enclosed proxy form in the envelope provided, such that they are received no later than the day before the Annual Meeting.  Abstentions by those present at the Annual Meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes.  If a shareholder submits his or her proxy card and withholds authority to vote for any or all of the items, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes.  Rule 452 of the New York Stock Exchange (NYSE), which governs all brokers, permits brokers to vote their customers' stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers' stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called broker non-votes. The ratification of the independent auditor is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.  While the advisory vote on the compensation of our named executive officers and the advisory vote on the frequency of such votes on compensation are routine matters, brokers are not allowed to vote on these matters unless they have received voting instructions from their customers.  The election of directors is a non-routine matter on which brokers are not allowed to vote unless they have received voting instructions from their customers.  Due to recent rule changes by the NYSE, your broker will no longer be allowed to vote your shares on the election of our directors without your specific instructions. Shares in the names of brokers that are not voted on a particular matter are treated as not present with respect to that matter.

We will announce voting results at the meeting, and we will publish the final results within four business days following the meeting on a Current Report on Form 8-K.

FORWARD-LOOKING STATEMENTS
This Proxy Statement includes "forward-looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934.  All statements other than statements of historical facts included in this Proxy Statement regarding our financial position, business strategy and plans and objectives of management for future operations and capital expenditures are forward-looking statements.  Although we believe that the expectations reflected in the forward-looking statements and the assumptions upon which the forward-looking statements are based are reasonable, we can give no assurance that such expectations and assumptions will prove to have been correct.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
On September 11, 2013, there were 9,324,783 shares of common stock issued and outstanding and eligible to be voted at the Annual Meeting.  The following table sets forth certain information regarding the beneficial ownership of our common stock on September 11, 2013 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and each of our "named executive officers" and all of our directors.
Beneficial ownership is determined in accordance with the Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended, and generally includes voting or investment power with respect to securities.  Except as subject to community property laws, where applicable, the person named above has sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by him.
The beneficial ownership percent in the table is calculated with respect to the number of outstanding shares (9,324,783) of the Company's common stock outstanding as of September 13, 2013.  Each shareholder's ownership is calculated as the number of shares of common stock owned plus the number of shares of common stock into which any preferred stock, warrants, options or other convertible securities owned by that shareholder can be converted within 60 days.
In this Proxy Statement, the term "named executive officer" refers to our principal executive officer and our two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of 2012.  The term "named executive officer" also refers to up to two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at the end of 2012.  There currently are no such additional individuals for the Company.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Siebert, Lawrence (1) 3661 Horseblock Road Medford, NY 11763	883,789	9.41%
Esfandiari, Javan (2) 3661 Horseblock Road Medford, NY 11763	156,235	1.66%
Larkin, Richard (3) 3661 Horseblock Road Medford, NY 11763	78,620	.84%
Ippolito, Tom (4) 3661 Horseblock Road Medford, NY 11763	46,799	.50%
Steele, Michael (5) 3661 Horseblock Road Medford, NY 11763	12,785	.14%
Klugewicz, Sharon (6) 3661 Horseblock Road Medford, NY 11763	12,630	.14%
Meller, Gary (7) 3661 Horseblock Road Medford, NY 11763	105,000	1.12%
Davis, Katherine L. (8) 3661 Horseblock Road Medford, NY 11763	58,297	.62%
DeBuono, Barbara (9) 3661 Horseblock Road Medford, NY 11763	30,297	.32%
Kissinger, Peter (10) 3661 Horseblock Road Medford, NY 11763	30,297	.32%
GROUP (11)	1,414,313	14.55%
Wellington Management Company, LLP 280 Congress Street Boston, MA 02210	670,980	7.20%
(1)	Includes 64,279 shares issuable upon exercise of options exercisable within 60 days.
(2)	Includes 62,734 shares issuable upon exercise of options exercisable within 60 days. Does not include 30,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(3)	Includes 48,217 shares issuable upon exercise of options exercisable within 60 days. Does not include 9,375 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(4)	Includes 40,712 shares issuable upon exercise of options exercisable within 60 days. Does not include 7,812 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(5)	Includes 12,785 shares issuable upon exercise of options exercisable within 60 days. Does not include 24,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(6)	Includes 12,630 shares issuable upon exercise of options exercisable within 60 days. Does not include 29,000 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(7)	Includes 46,875 shares issuable upon exercise of options exercisable within 60 days.
(8)	Includes 46,875 shares issuable upon exercise of options exercisable within 60 days.
(9)	Includes 30,079 shares issuable upon exercise of options exercisable within 60 days. Does not include 18,750 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(10)	Includes 30,079 shares issuable upon exercise of options exercisable within 60 days. Does not include 18,750 shares issuable upon exercise of options that are not exercisable within the next 60 days.
(11)	Includes footnotes (1)-(10).

AVAILABLE INFORMATION
Copies of our Annual Report on Form 10-K are being furnished to each shareholder with this Proxy Statement, and are available on the internet at http://www.chembio.com/investors/proxy/ pursuant to the instructions set forth in the attached "Notice Regarding the Availability of Proxy Materials."  Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10K for the year ended December 31, 2012, to any shareholder of record, or to any shareholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on September 11, 2013.  Any request for a copy of these reports should be mailed to the Secretary, Chembio Diagnostics, Inc., 3661 Horseblock Road, Medford, NY  11763.  Shareholders may also receive copies of these reports by accessing the Company's website at www.chembio.com. We file annual, quarterly and current reports, Proxy Statements and other information in accordance with the Securities Exchange Act of 1934, as amended, with the SEC.  You may read and copy any reports, Proxy Statements or other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549.  In addition, the materials we file electronically with the SEC are available at the SEC's website at www.sec.gov.  The SEC's website contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.    Information about the operation of the SEC's public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330.
ITEM 1.  ELECTION OF DIRECTORS
At the Annual Meeting, the shareholders will elect five directors to serve as our Board of Directors.  Each director will be elected to hold office until the next annual meeting of shareholders and thereafter until his/her successor is elected and qualified.  The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.  Cumulative voting is not permitted in the election of directors.  In the absence of instructions to the contrary, the person named in the accompanying proxy shall vote the shares represented by that proxy for the persons named below as management's nominees for directors.  All five nominees currently serve as directors of the Company.
It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.
The following table sets forth, with respect to each nominee for director, the nominee's age, positions and offices with the Company, the expiration of the nominee's term as a director and the year in which the nominee first became a director.  Individual background information concerning each of the nominees follows the table.  For additional information concerning the nominees, including stock ownership and compensation, see "Executive Compensation," "Beneficial Ownership of the Company's Equity Securities", and "Certain Transactions With Management And Principal Shareholders."
Name	Age	Position(s) and Office(s) with the Company	Expiration of Term of Director	Initial Date as Director
Katherine L. Davis	57	Director	2013 Annual Meeting	May 2007
Barbara DeBuono	58	Director	2013 Annual Meeting	June 2011
Peter Kissinger	68	Director	2013 Annual Meeting	June 2011
Gary Meller	63	Director	2013 Annual Meeting	March 2005
Lawrence A. Siebert	56	Chief Executive Officer, President and Chairman of the Board	2013 Annual Meeting	May 2004

Lawrence A. Siebert (56), President, Chief Executive Officer and Chairman.  Mr. Siebert was appointed President of Chembio Diagnostics, Inc. and a member of our board of directors upon consummation of the merger in 2004.  Mr. Siebert has been Chairman of Chembio Diagnostic Systems Inc. for approximately thirteen years and its President since May 2002.  Mr. Siebert's background is in private equity and venture capital investing.  From 1982 to 1991, Mr. Siebert was associated with Stanwich Partners, Inc, which during that period invested in middle market manufacturing and distribution companies.  From 1992 to 1999, Mr. Siebert was an investment consultant and business broker with Siebert Capital Corp. and Siebert Associates LLC, and was a principal investor in a privately held test and measurement company which was sold in 2002.  Mr. Siebert received a JD from Case Western Reserve University School of Law in 1981 and a BA with Distinction in Economics from the University of Connecticut in 1978.  Mr. Siebert as president and CEO is an integral part of the Chembio management team.  His experience in the rapid test field and financing markets made him an excellent candidate for serving on the board and as its chairman.
Dr. Gary Meller M.D. (63), Director.  Dr. Meller was elected to our Board of Directors in March 15, 2005, and currently serves on the Board's Audit, Compensation and Nominating And Corporate Governance Committees, including as Chairman of the Compensation Committee.  Dr. Meller also served as Chairman of the Board's Special Committee for handling certain strategic opportunities.  Dr. Meller has been the president of CommSense Inc., a healthcare business development company, since 2001.  CommSense Inc. works with clients in Europe, Asia, North America, and the Middle East on medical information technology, medical records, pharmaceutical product development and financing, health services operations and strategy, and new product and new market development.  From 1999 until 2001 Dr. Meller was the executive vice president, North America, of NextEd Ltd., a leading internet educational services company in the Asia Pacific region.  Dr. Meller also was a limited partner and a member of the Advisory Board of Crestview Capital Master LLC, which at one time was our largest stockholder. Dr. Meller is a graduate of the University of New Mexico School of Medicine and has an MBA from the Harvard Business School.  Dr. Meller's experience in the medical field both domestic and foreign (especially his experience with CommSense Inc.) as well as his financing experience made him an excellent candidate for serving on the board.
Kathy Davis (57), Director.  Ms. Davis was elected to the Company's Board of Directors in May 2007, and currently serves on the Board of Director's Audit, Compensation and Nominating And Corporate Governance Committees, including as Chairman of each of the Audit Committee and the Nominating And Corporate Governance Committee.  Ms. Davis also served on the Board's Special Committee for handling certain strategic opportunities.  Since January 2007, Ms. Davis has been the owner of Davis Design Group LLC, a company that provides analytical and visual tools for public policy design.  Previously, from February 2005 to December 2006, she served as the Chief Executive Officer of Global Access Point, a start-up company with products for data transport, data processing, and data storage network and hub facilities.  From October 2003 to January 2005, Ms. Davis was Lieutenant Governor of the State of Indiana, and from January 2000 to October 2003 was Controller of the City of Indianapolis.  From 1989 to 2003, Ms. Davis held leadership positions with agencies and programs in the State of Indiana including State Budget Director, Secretary of Family & Social Services Administration, and Deputy Commissioner of Transportation. From 1982 to 1989 Ms. Davis held increasingly senior positions with Cummins Engine, where she managed purchasing, manufacturing, engineering, and assembly of certain engine product lines.  Ms. Davis also led the startup of and initial investments by a $50 million Indiana state technology fund, serves on the not-for-profit boards of Noble of Indiana, University of Evansville Institute of Global Enterprise, Purdue College of Science Dean's Leadership Council and Indiana University School of Public and Environmental Affairs Dean's Advisory Council. She has a Masters of Business Administration from Harvard Business School and a Bachelor of Science in Mechanical Engineering from the Massachusetts Institute of Technology.  Ms. Davis has varied experience in business, political and financial areas made her an excellent candidate for serving on the board.

Dr. Barbara DeBuono M.D., M.P.H., (58), Director. Dr. DeBuono, who was elected to the Company's Board of Directors in June 2011, is a renowned expert in public health innovation, health policy, education and research. Dr. DeBuono currently serves as Senior Vice President for Market Development at TREO Solutions, a data analytics and health system transformation company based in New York. Previously she held the post of President and CEO of ORBIS International, which is dedicated to saving sight and eliminating avoidable blindness worldwide. From 2009-2011, Dr. DeBuono was Chief Medical Officer, Partner and Global Director of Health and Social Marketing at Porter Novelli, and from 2000-2008 she was Executive Director, Public Health and Government at Pfizer Inc. Dr. DeBuono has served as Commissioner of Health for the state of New York and as Director of Health in Rhode Island and she was honored by the CDC Foundation in 2005 as one of five Public Health Heroes nationwide. She serves as adjunct professor at The George Washington University School of Public Health, and is a co-founder of The MAIA Foundation, a charity dedicated to women's health in sub-Saharan Africa. A Fellow of the American College of Physicians, Dr. DeBuono received her B.A. from the University of Rochester, her M.D. from the University of Rochester, School of Medicine, and a Masters in Public Health (M.P.H.) from Harvard University School of Public Health. Dr. DeBuono's experience in and knowledge of, both domestic and international, public health services, public health innovations, and the medical field make her an excellent candidate for serving on the board.

Dr. Peter Kissinger, Ph.D. (68), Director. Dr. Kissinger, who was elected to the Company's Board of Directors in June 2011, is a scientist, entrepreneur and academic, with a multi-faceted career in biotechnology and biomedical technologies.  He is a Professor of Chemistry and Associate Department Head at Purdue University, West Lafayette, Indiana, and is the founder of Bioanalytical Systems, Inc. (NASDAQ: BASI), which he led from 1974-2007.  Dr. Kissinger's academic research has involved the study of modern liquid chromatography techniques, and in vivo methodology for drug metabolism and the neurosciences.  Dr. Kissinger has published more than 230 scientific papers and is a Fellow of the American Association of Pharmaceutical Scientists and the American Association for the Advancement of Science.  In 2005, he became the Chairman of Prosolia, which markets mass spectrometry innovations for life science, industrial and homeland security applications.  In 2007, he and Candice Kissinger founded Phlebotics, Inc., a medical device company focused on diagnostic information for intensive care medicine. He is a columnist for the trade publication Drug Discovery News. Dr. Kissinger received a B.S. in Chemistry from Union College, Schenectady, N.Y. and a Ph.D. in Analytical Chemistry from the University of North Carolina in Chapel Hill.  Dr. Kissinger has knowledge of and experience in biotechnology and biomedical technologies as well as publicly-traded companies, all of which make him an excellent candidate for serving on the board.

Required Vote; Board Recommendation
The affirmative vote of a plurality of the shares voted at the Annual Meeting in person or by proxy is required to elect each director.  The Board of Directors unanimously recommends that the shareholders vote FOR the election of the three nominees listed above.

INFORMATION REGARDING THE BOARD OF DIRECTORS
 AND EXECUTIVE OFFICERS
Other Executive Officers
The following table sets forth, with respect to each executive officer, the officer's age, the officer's positions and offices with the Company, the expiration of his term as an officer and the period during which he has served either the Company or Chembio Diagnostic Systems Inc.  Additional information regarding Mr. Siebert, whose term as President and Chief Executive Officer expires on May 11, 2014, may be found under "Executive Compensation."

Name	Age	Position With Company	Initial Date as Officer	Expiration of Term
Lawrence A. Siebert*	56	Chief Executive Officer, President	2002	May 11, 2014
Richard J. Larkin	57	Chief Financial Officer	2003	**
Sharon Klugewicz	45	Chief Operating Officer	2013	May 22, 2015
Javan Esfandiari	47	Sr. VP. of Research & Development	2004	March 5, 2016
Tom Ippolito	50	Vice President of Regulatory Affairs, Quality Assurance and Quality Control	2005	**
        ___________________________
        * Information concerning Mr. Siebert's background is included under "Item 1. Election of Directors".
        ** No employment term

Richard J. Larkin (57), Chief Financial Officer.  Mr. Larkin was appointed as Chief Financial Officer of Chembio Diagnostics, Inc. upon consummation of the merger in 2004.  Mr. Larkin oversees our financial activities and information systems.  Mr. Larkin has been the Chief Financial Officer of Chembio Diagnostic Systems Inc. since September 2003.  Prior to joining Chembio Diagnostic Systems Inc., Mr. Larkin served as CFO at Visual Technology Group from May 2000 to September 2003, and also led their consultancy program that provided hands-on expertise in all aspects of financial service, including the initial assessment of client financial reporting requirements within an Enterprise Resource Planning (Manufacturing) environment through training and implementation.  Prior to joining VTG, he served as CFO at Protex International Corporation from May 1987 to January 2000.  Mr. Larkin holds a BBA in Accounting from Dowling College and is a member of the American Institute of Certified Public Accountants.
Sharon Klugewicz (45), Chief Operating Officer.  Ms. Klugewicz was appointed as Chief Operating Officer of Chembio Diagnostics, Inc. effective May 22, 2013.  Ms. Klugewicz oversees our operational activities and works closely with each of the functional areas of the Company, including research and development, manufacturing, regulatory affairs, and sales and marketing.  Prior to her appointment as Chief Operating Officer, Ms. Klugewicz served as Vice President of Quality Assurance/Quality Control and Technical Operations at Chembio Diagnostic Systems Inc.  Prior to joining Chembio Diagnostic Systems Inc. in September 2012, Ms. Klugewicz served as Senior Vice President, Scientific & Laboratory Services at Pall Corporation, a world leader in filtration, separation and purification technologies.  Prior to that, Ms. Klugewicz held a number of positions at Pall Corporation over her 20-year tenure there, including in the Pall Life Sciences Division, in Marketing Product Management, and Field Technical Services, which included a position as Senior Vice President, Global Quality Controls.  Ms. Klugewicz holds an M.S. in Biochemistry from Adelphi University and a B.S. in Neurobiology from Stony Brook University.
Javan Esfandiari (47), Executive VP of Research and Development.  Mr. Esfandiari joined Chembio Diagnostic Systems, Inc, in 2000.  Mr. Esfandiari co-founded, and became a co-owner of Sinovus Biotech AB where he served as Director of Research and Development concerning lateral flow technology until Chembio Diagnostic Systems Inc. acquired Sinovus Biotech AB in 2000.  From 1993 to 1997, Mr. Esfandiari was Director of Research and Development with On-Site Biotech/National Veterinary Institute, Uppsala, Sweden, which was working in collaboration with Sinovus Biotech AB on development of veterinary lateral flow technology.  Mr. Esfandiari received his B.Sc. in Clinical Chemistry and his M. Sc. in Molecular Biology from Lund University, Sweden.  He has published articles in various veterinary journals and has co-authored articles on tuberculosis serology with Dr. Lyashchenko.
Tom Ippolito (50), VP of Regulatory Affairs, QA and QC.  Mr. Ippolito joined Chembio in June 2005. He has over twenty years' experience with in vitro diagnostics for infectious diseases, protein therapeutics, vaccine development, Process Development, Regulatory Affairs and Quality Management. Over the years, Mr. Ippolito has held Vice President level positions at Biospecific Technologies, Corp. from 2000 - 2005, Director level positions in Quality Assurance, Quality Control, Process Development and Regulatory Affairs at United Biomedical, Inc. from 1987 - 2000. Mr. Ippolito is the Course Director for "drug development process" and "FDA Regulatory Process" for the BioScience Certificate Program at the New York State University of Stony Brook, a program he has been a part of since its inception in 2003.
Each of our officers serves at the pleasure of the Board of Directors.  There are no family relationships among our officers and directors.
Certain Transactions with Management and Principal Shareholders
In accordance with the terms of the Company's 2008 Plan, on May 9, 2011, the Company granted to certain employees of the Company options to purchase an aggregate of 62,500 shares of the Company's common stock.  The exercise price for these options was to be equal to the VWAP (Volume Weighted Average Price) market price for the Company's common stock on May 9, 2011.  The options become exercisable evenly on the second and third anniversaries of the effective date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.  Mr. Ippolito, Mr. Bruce and Mr. Larkin received options to purchase common stock of 15,625, 12,500 and 18,750 shares, respectively.
On February 16, 2012, the Company granted options to purchase the following numbers of shares of the Company's common stock set forth below to the executive officers of the Company named below.  The exercise price for these options was the last traded market price for the Company's common stock on February 16, 2012, which was $4.00 per option.  The options become exercisable on the effective date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.

Name of Executive Officer	Number of Shares of Common Stock Options
Richard Bruce - Vice President of Operations	2,563
Javan Esfandiari – Executive Vice President of R&D	7,969
Tom Ippolito - Vice President of Regulatory Affairs, QA & QC	3,000
Richard J. Larkin – Chief Financial Officer	2,797
Lawrence A. Siebert – Chief Executive Officer	9,063

On February 25, 2013, the Company granted options to purchase the following numbers of shares of the Company's common stock set forth below to the executive officers of the Company named below.  The exercise price for these options was the last traded market price for the Company's common stock on February 26, 2013, which was $5.56 per option.  The options become exercisable on the effective date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.

Name of Executive Officer	Number of Shares of Common Stock Options
Richard Bruce - Vice President of Operations	1,520
Javan Esfandiari – Executive Vice President of R&D	4,765
Tom Ippolito - Vice President of Regulatory Affairs, QA & QC	1,775
Richard J. Larkin – Chief Financial Officer	1,670
Lawrence A. Siebert – Chief Executive Officer	5,215
Michael Steele – Vice President of Sales and Marketing	785
Sharon Klugewicz – Chief Operating Officer	630

The Company entered into an employment agreement effective March 5, 2013, with Mr. Esfandiari to continue as the Company's Senior Vice President of Research and Development for an additional term of three years through March 5, 2016.  Effective April 19, 2013, the employment agreement of Mr. Siebert to serve as Chief Executive Officer was extended for one year, through May 11, 2014.  See Item "Executive Compensation" for more details.  The Company also entered into an employment agreement effective May 22, 2013, with Ms. Sharon Klugewicz to serve as Chief Operating Officer for a term of two years.

Approval of Transactions with Related Persons
The Board of Directors reviews all transactions involving us in which any of our directors, director nominees, significant shareholders and executive officers and their immediate family members are participants to determine whether such person has a direct or indirect material interest in the transaction.  All directors, director nominees and executive officers must notify us of any proposed transaction involving us in which such person has a direct or indirect material interest. Such proposed transaction is then reviewed by either the Board as a whole or the Audit Committee, which determines whether or not to approve the transaction.  After such review, the reviewing body approves the transaction only if it determines that the transaction is in, or not inconsistent with, the best interests of the Company and its shareholders.
Director Independence
Our common stock trades on the NASDAQ.  Accordingly, we are subject to the corporate the governance standards of NASDAQ, which require, among other things, that the majority of the board of directors be independent. We define an "independent" director in accordance with the NASDAQ Global Market's requirements for independent directors.  Under this definition, we have determined that each of Katherine Davis, Barbara DeBuono, Peter Kissinger, and Gary Meller currently qualify as independent directors.  We do not list the "independent" definition we use on our internet website.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and beneficial owners of more than 10% of the Company's common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company.  The Company believes that during the year ended December 31, 2012, each person who was an officer, director and beneficial owner of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.
Board of Directors and Committees
The Board of Directors held six meetings during the fiscal year ended December 31, 2012 and each director participated in at least 75% of those meetings and of meetings of the committees on which he/she served.  Although the Company does not have a formal policy regarding attendance by members of the Board of Directors at the Company's annual meeting of shareholders, the Company encourages each director to attend.  Mr. Siebert was the only member of the Board of Directors who was present at last year's annual meeting of shareholders.
Audit Committee
The Company's Audit Committee met four times in 2012 and currently consists of Katherine L. Davis (Chairperson), Dr. Gary Meller and Dr. Peter Kissinger .  The Board of Directors has determined that Ms. Davis is an "audit committee financial expert," as defined under the rules of the SEC.  Each of the members of the Audit Committee is deemed "independent" in accordance with the NASDAQ Global Market's requirements for independent directors.  This committee oversees, reviews, acts on and reports to our Board of Directors on various auditing and accounting matters including:  the selection of our independent accountants, the scope of our annual audits, fees to be paid to the independent accountants, and the performance of our independent accountants.  A copy of the committee's charter is available on the Company's website at www.chembio.com.
Compensation Committee
The Company's Compensation Committee met three times in 2012 and currently consists of Dr. Gary Meller (Chairperson), Katherine L. Davis and Dr. Barbara DeBuono.  Each of the Compensation Committee members is deemed "independent" in accordance with the NASDAQ Global Market's requirements for independent directors.  The Compensation Committee establishes salaries, incentives and other forms of compensation for executive officers.  The Compensation Committee also administers our incentive compensation plan.  The Compensation Committee's charter is available on the Company's website at www.chembio.com.  The Compensation Committee does not currently delegate its authority to any other party, and does not currently engage any compensation consultants to determine the amount or form of executive and director compensation.  Executive officers do not play a role in the determination or recommendation of the form or amount of any executive compensation paid.

Nominating and Corporate Governance Committee
The Company's Nominating and Corporate Governance Committee currently consists of Katherine L. Davis (Chairperson) and Dr. Gary Meller.  Each member of the committee is deemed "independent" in accordance with the NASDAQ Global Market's requirements for independent directors.  The committee (i) identifies individuals qualified to become members of the Board of Directors, (ii) recommends director candidates to the Company's Board of Directors, (iii) reviews, develops, updates as necessary, and recommends to the Company's Board of Directors corporate governance principles and policies, and (iv) monitors compliance with such principles and policies.  The committee's charter is available on the Company's website at www.chembio.com.  All the nominees for director included in this Proxy Statement were recommended by the Nominating Committee, which is comprised entirely of non-management directors.  The Nominating and Corporate Governance Committee did not meet in 2012.
To be considered for nomination by the Board at the next annual meeting of shareholders, the nominations must be made by shareholders of record entitled to vote.  Shareholder nominations must be made by notice in writing, delivered or mailed by first class U.S. mail, postage prepaid, to the Secretary of the Company at the Company's principal business address, not less than 60 days nor more than 90 days prior to any meeting of the shareholders at which directors are to be elected.  Each notice of nomination of directors by a shareholder shall set forth the nominee's name, age, business address, if known, residence address of each nominee proposed in that notice, the principal occupation or employment of each nominee for the five years preceding the date of the notice, the number of shares of the Company's common stock beneficially owned by each nominee and any arrangement, affiliation, association, agreement or other relationship of the nominee with any Company shareholder.
Shareholder Communications
Shareholders wishing to send communications to the Board may contact Lawrence Siebert, our CEO, President and Chairman, at the Company's principal executive office address.  All such communications shall be shared with the members of the Board, or if applicable, a specified committee or director.
Leadership Structure of the Board
Currently, the Board believes that our chief executive officer (CEO) is best positioned to serve as Chairman, due to his ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board believes Chembio can most effectively execute its business strategies and plans if the Chairman is also a member of the management team. A single person, acting in the capacities of Chairman and CEO, provides unified leadership and focus.  Although our Board has historically determined that combining the role of CEO and Chairman is the most efficient and effective, we do not have formal guidelines that establish this approach as a policy.  Therefore, under different circumstances, the Board does have the flexibility to separate the two roles.  The Board has not appointed a "lead independent director" due to the small size of the Board and because four of the five directors are independent and thus a "lead independent director" would not add significant value at this time.
Risk Management
Management is responsible for assessing and managing the Company's exposure to various risks.  At least annually, the Company goes through its assessment process to identify risk and develop plans to address them.  This process is led by the Chief Financial Officer.  The Audit Committee has oversight responsibility to review management's risk management process, including the policies and guidelines used by management to identify, assess and manage the Company's exposure to risk.  The Chief Financial Officer reports directly to the Audit Committee at least quarterly to provide an update on management's efforts to manage risk.  The Audit Committee also has oversight responsibility for financial risks.  The Board of Directors has oversight responsibility for all other risks.
Diversity
The Board recognizes the importance of diversity in business experience, education, and professional skills in selecting nominees for director.  The Board does not, however, have a formal policy concerning the consideration of diversity.
Audit Committee Report
This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either of such Acts.
The Audit Committee oversees the Company's financial reporting process.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.  In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 and the unaudited financial statements included in the Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2012.
The Committee discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the auditors with the Committee under Statement on Auditing Standard No. 61, as amended.  In addition, the Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures and the letter that the Committee received from the auditors that is required by the Independence Standards Board Standard No. 1.  The Committee considered whether the auditors' providing services on behalf of the Company other than audit services is compatible with maintaining the auditors' independence.
The Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits.  The Committee meets with the independent auditors, with and without management present, to discuss the results of the auditors' examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.
In reliance on the reviews and discussions referred to above, the Committee approved and recommended to the Board inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012 for filing with the SEC.
The Audit Committee
Katherine Davis (Chairperson)
Dr. Peter Kissinger
Dr. Gary Meller
September 13, 2013

EXECUTIVE COMPENSATION
The following table summarizes all compensation recorded by the Company in each of the last two completed fiscal years for our principal executive officer and our three most highly compensated executive officers other than our principal executive officer whose annual compensation exceeded $100,000.
Name / Principal Position	Year	Salary[1] ($)	Bonus[2] ($)	Stock Awards ($)	Option Awards[3] ($)	All Other Compensation[5] ($)	Total ($)
Lawrence A. Siebert[4]	2012	$290,000	$101,500	$	$	$10,400	$430,1217
CEO	2011	281,346	101,500			12,600	395,446

Javan Esfandiari	2012	$263,077	$89,250	$	$	$7,608	384,746
VP-R&D	2011	253,077	89,250	$		8,540	350,867

Tom Ippolito	2012	$196,187	$33,600	$	$	$4,367	$243,494
VP-Regulatory	2011	190,702	33,600			3,958	270,257

(1)  Salary is total base salary.
(2)  Bonuses earned in 2012 and 2011 were partially based on reaching certain objectives, which included revenue dollar levels and operating profit levels, additional amounts earned were discretionary.
(3)  The estimated fair value of any option or common stock granted was determined in accordance with ASC 718, "Stock-Based Payment".
(4)  Mr. Siebert also serves as a director on the Company's board of directors.  Mr. Siebert does not receive any compensation for this director role.
(5)  Other compensation includes an employer match to 401(K) contributions and car allowances where applicable.

Employment Agreements
Mr. Siebert.  Effective, April 19, 2013, the Compensation Committee of the Board of Directors extended the Company's employment agreement (the "Employment Agreement") with Lawrence A. Siebert, the Company's President and Chief Executive Officer, for an additional one-year term through May 11, 2014, with all other terms and conditions of the Employment Agreement remaining the same.  Previously, effective May 11, 2011 and May 11, 2009, the Company's Board of Directors had approved the Company's extension of the June 15, 2006 Employment Agreement for additional terms through May 11, 2013.  On June 15, 2006, Mr. Siebert and the Company entered into an Employment Agreement, effective May 10, 2006, which was to terminate on May 10, 2008, extended in 2008 to May 10, 2009.  Pursuant to the Employment Agreement, Mr. Siebert serves as the President and Chief Executive Officer of the Company and received an initial salary of $240,000 per year, which had been increased to $265,000 per year until Mr. Siebert agreed to a 15 percent reduction, to $225,000, effective January 19, 2009.  Mr. Siebert's salary was restored to $265,000 per annum effective in July 2009 and has since been increased to $290,000 effective in May 2011 where it has remained.  Mr. Siebert also is eligible for a bonus of up to 50% of his salary, consisting of (i) a bonus of up to 25% of his salary that is at the complete discretion and determination of the board of directors, and (ii) a bonus of up to an additional 25% of his salary that will be determined based upon revenue and earnings performance criteria established each year by the board of directors.  Mr. Siebert is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company's executives during the term of Mr. Siebert's employment agreement.  If Mr. Siebert's Employment Agreement is terminated by the Company without cause, or if Mr. Siebert terminates his Employment Agreement for a reasonable basis, as defined in the Employment Agreement, including within 12 months of a change in control, the Company is required to pay as severance Mr. Siebert's salary for six months.  Mr. Siebert has agreed for a period of two years after the termination of his employment with the Company not to induce customers, agents, or other sources of distribution of the Company's business under contract or doing business with the Company to terminate, reduce, alter, or divert business with or from the Company.  The terms of the extended April 19, 2013, May 11, 2011, May 11, 2009 and May 11, 2008 Employment Agreements are identical to the June 15, 2006 Employment Agreement, except that under the May 11, 2008 extended Employment Agreement, Mr. Siebert received additional consideration in the form of incentive stock options to purchase 31,250 shares of the Company's common stock exercisable at $1.04 per share, which was the closing price of the Company's common stock on June 3, 2008.  The incentive stock options are immediately exercisable and they expire on the June 3, 2013.
Mr. Esfandiari.  The Company entered into an employment agreement effective March 5, 2013 (the "Employment Agreement"), with Mr. Esfandiari to continue as the Company's Senior Vice President of Research and Development for an additional term of three years through March 5, 2016.  Mr. Esfandiari's salary under the Employment Agreement is $300,000 for the first year, with possible increases for the second year and /or for the third year.  Mr. Esfandiari is eligible for a performance-based bonus of up to 50% of his base salary for each respective year, which is in the same proportions as described below under "Executive Bonus Plan".  The Company also granted Mr. Esfandiari, pursuant to the Company's 2008 Stock Incentive Plan, incentive stock options to purchase 30,000 shares of the Company's common stock. The price per share of these options is equal to the fair market value of the Company's common stock as of the close of the market on March 5, 2013, which is the date on which the Agreement was effective. Of these stock options, options to purchase 10,000 shares vest on each of the first three anniversaries of the effective date of the Employment Agreement.  Mr. Esfandiari is eligible to participate in any profit sharing, stock option, retirement plan, medical and/or hospitalization plan, and/or other benefit plans except for disability and life insurance that the Company may from time to time place in effect for the Company's executives during the term of Mr. Esfandiari's employment agreement.  If Mr. Esfandiari's employment agreement is terminated by the Company without cause, or if Mr. Esfandiari terminates his employment agreement for a reasonable basis, as defined in the Employment Agreement, including within 12 months of a change in control, the Company is required to pay as severance Mr. Esfandiari's salary for twelve months.

Mr. Ippolito does not have an employment contract with the Company.
Executive Bonus Plan
The Company has established a bonus plan for its executives who do not have a contract.  For the fiscal year ended December 31, 2012, there were five executives eligible for this bonus plan.  Each executive can earn up to 25% of that executive's salary in the form of a cash bonus.  For 2012, the Compensation Committee determined that 60% of the executive's bonus will be quantitative factors, based on the budget.   40% will be based on other factors and will be discretionary.  In addition they are eligible for stock options based on a percentage of the total potential bonus earned.  The plan, during 2012 for the 60%, called for a sliding percentage of the executive's salary, from zero to 7.5% for attaining 85% to 100% of revenue goals, and from zero to 7.5% of the executive's salary for attaining 70% to 100% of the designated operating profit goals.  The Company achieved approximately 94% of its revenue goals for 2012, which would result in a bonus of 4.5% of each executive's salary, and did not achieve 70% of its operating profit goal, which would result in a bonus of 0% of salary, for a total of 4.5% of salary.  The Compensation Committee determined that the target goals were aggressive and considering the greater than 30% increase in revenues along with an increase in operating income it approved approximately 17% of salary in bonuses for the subject executives.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2012

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Option Vesting Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Foot- note
Lawrence A. Siebert	9,063		$4.00	2/16/2017	2/16/2012			5
	16,667		1.04	5/6/2014	5/6/2012			3
	16,667		1.04	5/6/2014	5/7/2011			3
	16,667		1.04	5/6/2014	5/6/2010			3
	31,250		1.04	6/3/2013	6/3/2008			2
	9,375		1.76	2/15/2013	2/15/2008			1
Javan Esfandiari	7,969		4.00	2/16/2017	2/16/2012			5
		12,500	2.16	3/4/2015	3/5/2013			2
	12,500		2.16	3/4/2015	3/5/2012			2
	12,500		2.16	3/4/2015	3/5/2010			2
	12,500		1.04	5/6/2014	5/6/2012			3
	7,500		1.04	2/15/2013	2/15/2008			1
Tom Ippolito	3,000		4.00	2/16/2017	2/16/2012			5
		7,812	4.32	5/9/2016	5/9/2014			4
		7,812	4.32	5/9/2016	5/9/2013			4
	9,375		1.04	5/6/2014	5/6/2012			3
	9,375		1.04	5/6/2014	5/7/2011			3
	9,375		1.04	5/6/2014	5/6/2010			3
	6,250		1.76	2/15/2013	2/15/2008			1
(1)  On February 15, 2008 the Company granted options under the 1999 Stock Option Plan.
(2)  Options issued in connection with an employment contract and under the 2008 Stock Incentive Plan.
(3)  On May 7, 2009 in accordance with the terms of the Company's 2008 Stock Incentive Plan, the Company granted certain employees of the Company, options to purchase an aggregate of 365,625 shares of the Company's common stock.  The exercise price for these options is equal to $1.04 per share.  The options become exercisable in thirds on the first, second and third anniversaries of the date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the date of grant.  The fair value of these options is being amortized over the vesting life of the options.
(4)  On May 3, 2011 and effective May 9, 2011 in accordance with the terms of the Company's 2008 Stock Incentive Plan, the Company granted certain employees of the Company, options to purchase an aggregate of 62,500 shares of the Company's common stock exercise price for these options was to be equal to the VWAP (Volume Weighted Average Price) market price for the Company's common stock on May 9, 2011.  The options become exercisable evenly on the second and third anniversaries of the effective date of the grant.  Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.
(5)  On February 16, 2012, the Company granted to certain employees of the Company, options to purchase an aggregate of 25,392 shares of the Company's common stock. The exercise price for these options was the last traded market price for the Company's common stock on February 16, 2012, which was $.50 per option. The options become exercisable on the effective date of the grant. Each option granted will expire and terminate, if not exercised sooner, upon the earlier to occur of (a) 30 days after termination of the employee's employment with the Company or (b) the fifth anniversary of the effective date of grant.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($) [1]	Option Awards ($) [2]	Total ($)
Katherine L. Davis	$30,250	$-	$30,250

Barbara DeBuono	24,500	-	24,500

Pete Kissinger	25,500	-	25,500

Gary Meller	27,500	-	27,500

(1) Fees earned or paid in cash represents a yearly fee and fees for meeting expenses: (a) Ms. Davis received an $18,000 annual fee as a member of the board of directors, a $2,500 annual fee as audit committee chairman and $9,750 in meeting fees paid during 2012; (b) Dr. DeBuono received an $18,000 annual fee as a member of the board of directors and $6,500 in meeting fees; (c) Dr. Kissinger received an $18,000 annual fee as a member of the board of directors for and $7,500 in meeting fees; (d) Dr. Meller received an $18,000 annual fee as a member of the board of directors and $9,500 in meeting fees.
(2) Each outside member of the board of directors is granted, once every five years, options to purchase 46,875 shares of the company's common stock with an exercise price equal to the market price on the date of the grant as part of their annual compensation. One-fifth of these options are exercisable on the date of grant, one-fifth become exercisable on the first anniversary of the date of grant, and additional one-fifths become exercisable on the second through fourth anniversary of the date of grant.  The fair value of options at the date of grant was estimated using the Black-Scholes option pricing model.

Director Compensation
All non-employee directors are paid an $18,000 annual retainer in semi-annual payments, and once every five years, on the date of the annual meeting of stockholders that directors are elected or re-elected (every 5 years), receive stock options to acquire, subject to vesting as described below, 46,875 shares of the Company's common stock, with an exercise price equal to the market price on the date of the grant.  Stock options to acquire 9,375 shares become exercisable on the date of grant, and options to acquire an additional 9,375 shares become exercisable on the date of each of the four succeeding annual meetings of stockholders if and to the extent that the non-employee director is reelected as a director at each such annual meeting.  The audit committee chairman is paid an annual retainer of $2,500, paid semi-annually.  In addition, the non-employee directors are paid $1,000 in cash for each board of directors' meeting attended, and paid $500 in cash for each telephonic board of directors meeting.  The non-employee directors who are members of a committee of the board of directors are paid $500 in cash for each committee meeting attended, or $750 in cash for each committee meeting attended if that non-employee director is the committee chairman.  Directors also may be paid for serving ad hoc committees of the Board.  In fact, when the Board established its Special Committee in 2010 to handle the possible sale of the Company, the Chairman of the Committee was paid $12,000 per month, and the other director-member of the Committee was paid $8,000 per month.

Compensation Committee Interlocks and Insider Participation
No executive officer of the Company served as a member of the Board of any other public company during the year ended December 31, 2012. No member of the Compensation Committee serves as an executive officer of any other public company during the year ended December 31, 2012. No interlocking relationship exists between the members of our Compensation Committee and the Board or compensation committee of any other company. As of March 1, 2013, the members of the Compensation Committee were Gary Meller (Chairman), Katherine Davis, and Barbara DeBuono, all of whom are deemed by the Board of Directors to be independent.

ITEM 2.  PROPOSAL TO RATIFY THE SELECTION OF BDO USA, L.L.P.
AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT
On May 25, 2011, the Company, through and with the approval of the Audit Committee of the Company's Board of Directors engaged BDO USA, LLP ("BDO") as its independent registered public accounting firm.  BDO was engaged to be the Company's principal auditor for the fiscal year ended December 31, 2012 as well as for reviewing the quarterly financial reports for the three months ended March 31, 2013, June 30, 2013 and September 30, 2013.
The reports of independent registered public accounting firm of BDO regarding the Company's financial statements for the fiscal year ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  During the year ended December 31, 2012 and 2011, and during the interim period from the end of the most recently completed fiscal year through September 13, 2013, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference to such disagreement in its reports.  Prior to BDO's engagement as principal auditor in May 2011, the Company did not receive guidance from BDO on any accounting, auditing, or financial reporting issue.
It is expected that one or more representatives of BDO will be present, or available by phone, at the Annual Meeting and will be given the opportunity to make a statement and to respond to appropriate questions from stockholders.

Principal Accountant Fees and Services
Audit Fees
For the years ended December 31, 2012 and 2011, the Company engaged BDO USA, LLP as its independent accounting firm to audit the Company's annual financial statements and review of financial statements included in the Company's Forms 10-Q and 10-K for the years ended December 31, 2012 and 2011, for $109,000 and $110,000, respectively in fees.
Audit-Related Fees
For the years ended December 31, 2012 and 2011, the Company's independent accounting firm, BDO USA, LLP, did not provide the Company with any assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements that are not reported above under "Audit Fees."
Tax Fees
For the years ended December 31, 2012 and 2011, the Company's independent accounting firm, BDO USA, LLP, billed the Company $30,000 and $44,000, respectively for professional services for tax compliance, tax advice and tax planning.
All Other Fees
For the years ended December 31, 2012 and 2011, the Company's independent accounting firm, BDO USA, LLP, did not provide the Company with any other matters.
Audit Committee Pre-Approval Policies
The Audit Committee approves in advance all audit and non-audit services performed by the independent accounting firm.  There are no other specific policies or procedures relating to the pre-approval of services performed by the independent accounting firm.
Required Vote; Board Recommendation
In order to ratify the selection of auditors, the number of votes cast in favor of ratification must exceed the number of votes cast in opposition to ratification.  There is no legal requirement for submitting this proposal to the shareholders; however, the Board of Directors believes that it is of sufficient importance to seek ratification.  Whether the proposal is approved or defeated, the Board may reconsider its selection of BDO.
The Board of Directors unanimously recommends that the shareholders vote FOR ratifying the selection of the certified public accounting firm of BDO USA L.L.P. to serve as the Company's independent public accountants for the fiscal year ending December 31, 2012 or until the Board of Directors, in its discretion, replaces them.

ITEM 3.  ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our "named executive officers".  As stated in the Proxy Statement, our "named executive officers" are Lawrence A. Siebert, CEO and President, Javan Esfandiari, Executive VP of R&D, and Tom Ippolito, VP of Regulatory Affairs.  This proposal, which is often referred to as a "say-on-pay" proposal, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act.  The Board of Directors is providing shareholders with the opportunity to cast an advisory vote on the compensation of our "named executive officers."  This proposal gives you, as a shareholder, the opportunity to endorse or not endorse executive compensation programs and policies and the compensation paid to our named executive officers as disclosed in this Proxy Statement.

The Compensation Committee's compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance, and align the interests of the executive officers with the interests of our shareholders. The Board is asking shareholders to support this proposal based on the disclosure set forth in these sections of this Proxy Statement, which, among other things, demonstrates our commitment to ensuring executive compensation is aligned with our corporate strategies and business objectives and competitive with those of other companies in our industry.

The Board is asking shareholders to cast a non-binding, advisory vote "FOR" the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables and accompanying narrative disclosure under the heading "Executive Compensation" included in this Proxy Statement. Accordingly, we are asking our shareholders to approve the following advisory resolution at our 2013 Annual Meeting:

RESOLVED, that the Company's shareholders, hereby approve, on an advisory basis, the compensation paid to the Company's "named executive officers" as set forth pursuant to Item 402 of Regulation S-K, including the compensation tables and accompanying narrative disclosure under the heading "Executive Compensation" all as contained in the Company's 2013 Proxy Statement for the 2013 Annual Meeting of Stockholders.

Although the say-on-pay vote we are asking you to cast is non-binding, the Board and the Compensation Committee value the views of our shareholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Required Vote; Board Recommendation
The affirmative vote of the holders of record of a majority in voting interest of the shares of common stock entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

The Board of Directors recommends that stockholders vote "FOR" the compensation paid to our named executive officers.

ITEM 4.  ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER SAY-ON-PAY VOTING
In the previous Proposal No. 3, we are asking shareholders to cast an advisory say-on-pay vote to approve the compensation that we paid in the fiscal year ended December 31, 2012 to our named executive officers, as disclosed in this Proxy Statement. In accordance with Section 14A of the Exchange Act, the Board is asking shareholders in this Proposal No. 4 to cast a non-binding, advisory vote on how frequently we should have shareholder say-on-pay votes.  We are required to hold this advisory vote at least once every six years, although our Board of Directors can determine to hold such a vote sooner.  Shareholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years or, alternatively, to abstain from casting such an advisory vote and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

After consideration of the frequency alternatives, the Board believes it is in the best interests of our shareholders to recommend that an advisory vote on compensation for our named executive officers be conducted every two years. In making its determination to recommend that our shareholders vote for a frequency of every two years, the Board determined that such advisory vote on executive compensation will provide our shareholders with sufficient time to evaluate the effectiveness of our executive compensation philosophy, policies, and practices in the context of long-term business results for the corresponding period, while avoiding over-emphasis on short-term variations in compensation and business results; and that an advisory vote every two years will also permit our shareholders to observe and evaluate the impact of any changes in our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. This vote, like the say-on-pay vote itself, is not binding on us, our Board of Directors, or our Compensation Committee. However, if a plurality of votes is cast in favor of an interval other than two years, the Board and the Compensation Committee intends to evaluate the frequency with which an advisory say-on-pay vote will be submitted to stockholders in the future.

Required Vote; Board Recommendation
The affirmative vote of the holders of record of a majority in voting interest of the shares of common stock entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

The Board of Directors recommends that stockholders vote for the option of "TWO YEARS" as the preferred frequency for the advisory vote on the compensation of our named executive officers.

ANNUAL REPORT TO SHAREHOLDERS
Included with this Proxy Statement is the Company's Annual Report on Form 10K for the year ended December 31, 2012.
RESOLUTIONS PROPOSED BY INDIVIDUAL STOCKHOLDERS;
DISCRETIONARY AUTHORITY TO VOTE PROXIES

Under Rule 14a-8(e) of the Securities Exchange Act of 1934, in order to be considered for inclusion in the Proxy Statement and form of proxy relating to our next annual meeting of stockholders following the end of our 2012 fiscal year, proposals by individual stockholders must be received by us no later than  December 15, 2012.

In addition, under Rule 14a-4(c)(1) of the Securities Exchange Act, the proxy solicited by the Board of Directors for the next annual meeting of stockholders following the end of our 2012 fiscal year will confer discretionary authority on any stockholder proposal presented at that meeting unless we are provided with notice of that proposal no later than March 1, 2013.

OTHER BUSINESS
The Board of Directors is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting.  Nevertheless, if other matters should properly come before the Annual Meeting, the shareholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.
* * * * *
This Notice and Proxy Statement is sent by order of the Board of Directors.
Dated: September 16, 2013                                                                /s/ Lawrence A. Siebert
                                            Lawrence A. Siebert, President, Chief Executive Officer and Chairman of the Board

* * * * *

PROXY
PROXY

CHEMBIO DIAGNOSTICS, INC.
For the Annual Meeting of Shareholders on October 31, 2013
Proxy Solicited on Behalf of the Board of Directors
The undersigned hereby appoints Lawrence A. Siebert, Richard J. Larkin, or either of them, as proxies with full power of substitution to vote all the shares of the undersigned with all of the powers which the undersigned would possess if personally present at the Annual Meeting of Shareholders of Chembio Diagnostics, Inc. (the "Corporation"), to be held at 10:30 a.m. (local time) on October 31, 2013, at of the office of the Corporation, 3661 Horseblock Road, Medford, New York 11763, or any adjournments thereof, on the following matters:
[X] Please mark votes as in this example.
1.                To elect the following five directors:
Nominees:
Katherine L. Davis
Barbara DeBuono
Gary Meller
Peter Kissinger
 Lawrence A. Siebert
FOR ALL NOMINEES [ ]
WITHHELD AUTHORITY FOR ALL NOMINEES [ ]
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE [ ]
Instruction:  To withhold authority to vote for any individual nominee, strike-out such nominee by putting a line through their name in the above list.

2.                To ratify the selection of BDO USA L.L.P. as the Corporation's independent public accountants.
[ ] FOR                                                    [ ] AGAINST                                                                      [ ] ABSTAIN
3.        Advisory vote to approve the compensation paid to the Company's named executive officers as described in the Company's 2013 Proxy Statement for the 2013 Annual Meeting of Stockholders.
[ ] FOR                                                    [ ] AGAINST                                                                      [ ] ABSTAIN
4.        Advisory vote on how frequently the Company should seek approval from its shareholders of the compensation paid to Company's named executive officers.
[ ] 3 Years                                  [ ] 2 Years                                                    [ ] 1 Year                                                    [ ] ABSTAIN
(Continued and to be signed on the reverse side)

5.                In their discretion, to vote upon an adjournment or postponement of the meeting.
[ ] YES                   [ ] NO                                                                                                                              [ ] ABSTAIN
6.                In their discretion, to vote upon such other business as may properly come before the meeting.
[ ] YES                    [ ] NO                                                                                                                              [ ] ABSTAIN
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" FOR EACH OF THE PROPOSALS 1 THROUGH 3 AND "2 YEARS" FOR PROPOSAL 4.

UNLESS CONTRARY INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE AND VOTED "FOR" PROPOSALS 2 AND 3 AND "2 YEARS" FOR PROPOSAL 4.  IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

EVEN IF YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE.  YOUR SIGNATURE ACKNOWLEDGES PRIOR RECEIPT OF THE NOTICE OF MEETING, PROXY STATEMENT AND ANNUAL REPORT TO SHAREHOLDERS.
Number of voting shares:
Dated:                            ____________________________________
Signature:                            ____________________________________
Signature:                            ____________________________________
Signature if held jointly
(Please sign exactly as shown on your stock certificate and on the envelope in which this proxy was mailed.  When signing as partner, corporate officer, attorney, executor, administrator, trustee, guardian, etc., give full title as such and sign your own name as well.  If stock is held jointly, each join owner should sign.)
MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW:  [  ]
NEW ADDRESS (if applicable):  ____________________________________
____________________________________
____________________________________